KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Annuity Separate Account
Kansas City Life Variable Life Separate Account

Supplement dated October 29, 2013 to the Prospectuses dated May 1, 2013 for the

Century II Variable Annuity Contract
Century II Affinity Variable Annuity Contract
Century II Freedom Variable Annuity Contract
Century II Single Premium Affinity Variable Annuity Contract
Century II Variable Universal Life Insurance Contract
Century II Alliance Variable Universal Life Insurance Contract
Century II Survivorship Variable Universal Life Insurance Contract
Century II Heritage Survivorship Variable Universal Life Insurance Contract
Century II Accumulator Variable Universal Life Insurance Contract

The prospectuses are amended as follows:

The following information will supersede and replace the third sentence of the “Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation)” paragraph under the heading “The Funds” in the prospectuses.

The fund currently considers small cap companies to be those with market capitalizations that fall within the range of the companies in the Russell 2000® Index, the fund’s benchmark index. As of September 30, 2013, the market capitalization of the largest company in the index was approximately $4.79 billion, and the weighted average and median market capitalizations of the index were approximately $1.63 billion and $651 million, respectively. These capitalization measures vary with market changes and reconstitutions of the index.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.